Important Notice Regarding Change in Investment Policy and Fund Name
Federated Hermes Clover Small Value Fund
A Portfolio of Federated Hermes Equity Funds
CLASS A SHARES (TICKER VSFAX)
CLASS C SHARES (TICKER VSFCX)
CLASS R SHARES (TICKER VSFRX)
INSTITUTIONAL SHARES (TICKER VSFIX)
CLASS R6 SHARES (TICKER VSFSX)

SUPPLEMENT TO CURRENT SUMMARY PROSPECTUS
Effective November 26, 2025, the Board of Trustees of Federated Hermes Equity Funds has approved the following changes with respect to the Federated Hermes Clover Small Value Fund (the “Fund”): transfer of the advisory contract from Federated Equity Management Company of Pennsylvania to Federated MDTA LLC, a change to the name of the Fund from “Federated Hermes Clover Small Value Fund” to “Federated Hermes MDT Small Cap Value Fund,” a change to the Fund’s investment strategies and a change in a non-fundamental investment policy for the Fund. Also effective November 26, 2025, the portfolio management team managing the Fund will be comprised of Daniel J. Mahr, Damien Zhang, Frederick L. Konopka and John Paul Lewicke.
These changes are subject to review and comment by the Staff of the Securities and Exchange Commission (the “Staff”) and may change because of the Staff’s review. Shareholders of the Fund will be informed of changes, if any, following the Staff’s review.

Accordingly, on November 26, 2025, please make the following changes:
1. Under “Fund Summary Information” in the section “What are the Fund’s Main Investment Strategies?” please delete the section in its entirety and replace it with the following:
“The Fund seeks to achieve its objective by investing primarily in the common stock of small U.S. companies. The Fund’s investment adviser’s (“Adviser”) investment strategy utilizes a small capitalization (“small-cap”) value approach by selecting most of its investments from companies listed in the Russell 2000® Value Index, an index that measures the performance of those companies with lower price-to-book ratios and lower forecasted growth values within the small-cap segment of the U.S. equity universe, which includes the 2,000 smallest companies by market capitalization within the Russell 3000® Index (an index that includes the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market). As of July 31, 2025, companies in the Russell 2000® Value Index ranged in market capitalization from $56.2 million to $19.1 billion. The Fund’s investments may include, but are not limited to, equity securities of domestic issuers and real estate investment trusts (REITs). As the Fund’s sector exposure approximates the Russell 2000® Value Index, the Fund may, from time to time, have larger allocations to certain broad market sectors, such as financials and industrials.
The Adviser implements its strategy using a quantitative model driven by fundamental and technical stock selection variables. This process seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology. It seeks to maximize compound annual return while controlling risk. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after-trading cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of correlated companies.

Under normal circumstances, the Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in small cap value investments. For purposes of this policy, small-cap investments will be defined as companies with market capitalizations within the range of companies in the Russell 2000 Index, and value investments will be defined as companies with value characteristics that meet the applicable parameters for inclusion in the Russell 3000 Value Index. The Fund will notify shareholders at least 60 days in advance of any change in its investment policy.
The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate and increase the Fund’s trading costs, which may have an adverse impact on the Fund’s performance. An active trading strategy will likely result in the Fund generating more short-term capital gains or losses. Short-term gains are generally taxed at a higher rate than long-term gains. Any short-term losses are used first to offset short-term gains.”
2. Under “Fund Summary Information” in the section “What are the Main Risks of Investing in the Fund?” please delete the following risks:
Risk of Investing in ADRs and Domestically Traded Securities of Foreign Issuers, Risk of Investing in Derivative Contracts and Hybrid Instruments, Counterparty Credit Risk, Liquidity Risk, Leverage Risk and Technology Risk
And add the following:
“Quantitative Modeling Risk. The Fund employs quantitative models as a management technique. These models examine multiple economic factors using various proprietary and third-party data. The results generated by quantitative analysis may perform differently than expected and may negatively affect Fund performance for various reasons (for example, human judgment, data imprecision, software or other technology malfunctions, or programming inaccuracies).”

3. Under “Fund Summary Information” in the section “Fund Management” please delete the section in its entirety and replace with the following:
“The Fund’s Investment Adviser is Federated MDTA LLC.
Daniel J. Mahr, CFA, Head of MDT, has been the Fund’s portfolio manager since November 2025.
Damien Zhang, CFA, Head of MDT Research, has been the Fund’s portfolio manager since November 2025.
Frederick L. Konopka, CFA, Portfolio and Trading Manager, has been the Fund’s portfolio manager since November 2025.
John Paul Lewicke, Research Manager, has been the Fund’s portfolio manager since November 2025.”
September 15, 2025

Federated Hermes Clover Small Value Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q457082 (9/25)
© 2025 Federated Hermes, Inc.